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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 17, 1995
                        ---------------------------------
                        (Date of earliest event reported)

                           Fleet Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Rhode Island                    1-6366                  05-0341324
- ----------------------------         -------------        ----------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)                file number)        Identification Number)

50 Kennedy Plaza
Providence, Rhode Island                                              02903
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(Address of principal executive offices)                           (Zip Code)

                                  401-278-5800
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         Pending Merger

         As previously reported, Fleet Financial Group, Inc. ("Fleet") and Shawmut National Corporation ("Shawmut") have entered into an Agreement and Plan of Merger dated February 20, 1995 (the "Merger Agreement") providing for the merger of Shawmut with and into Fleet (the "Merger").

         Fleet hereby files Unaudited Pro Forma Condensed Combined Financial Statements and Notes thereto for the period ending March 31, 1995.

         For additional information regarding the Merger, see Fleet's Current Reports on Form 8-K dated February 20, 1995 and April 13, 1995.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Businesses Acquired.
              Not applicable.

         (b)  Pro Forma Financial Information.
              Not applicable

         (c)  Exhibits

         The following exhibits are filed with this Current Report, except for
         Exhibit 99.b, which is incorporated by reference from Shawmut's filing as indicated.


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 Exhibit Number                            Description
- ----------------   ------------------------------------------------------------
     99.a. Unaudited Pro Forma Condensed Combined Financial Information for Fleet Financial Group and Subsidiaries and Shawmut National Corporation and Subsidiaries ("SNC") and Notes thereto.

     99.b. The following unaudited financial statements of SNC and accompanying notes are incorporated by reference from SNC's quarterly report on Form 10-Q for the quarter ended March 31, 1995 (File No. 1-10102): Consolidated Balance Sheet - March 31, 1995, Consolidated Statement of Income for the three months ended March 31, 1995, Consolidated Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the three months ended March 31, 1995; Notes to Consolidated Financial Statements (to the extent applicable to the foregoing Financial Statements). (Portions of SNC's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein.)


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Fleet Financial Group, Inc.
                           ---------------------------
                                  (Registrant)

                            /s/ Robert C. Lamb, Jr.
                            ------------------------
                            By: Robert C. Lamb, Jr.
                            Chief Accounting Officer
                            and Controller

Date:  May 17, 1995